The Q2 2025 Investor Update should be read in conjunction with the Q2 2025 Earnings Release issued on July 21, 2025. Investor Update Q2 2025 Exhibit 99.2

Positioned for Long-Term Growth and Compelling Returns Rapidly positioning Peapack Private as the boutique alternative to large banks in the Metro NY region; to date, expansion results have exceeded expectations and pipelines remain strong. We are capitalizing on our affluent geographic market by delivering growth in wealth management and spread income. Continued expansion of our private banking business model, which is anchored by a valuable and scarce $12.3 billion AUM/AUA wealth management business. Ongoing expansion of our $2.5 billion commercial lending business and complementary treasury management platform and sell-side advisory services. We continue to attract and retain top-tier talent. Laser focused on cultivating and fostering a strong client-centric culture. ABA Best Banks To Work For seven years in a row. Crain’s 2024 Best Places to Work in NYC.

Delivered positive operating leverage for the third consecutive quarter1. Net interest income grew $2.8MM (24% annualized) on a linked-quarter basis and $13.2MM (38%) year-over-year, driven by core relationship growth and a favorable deposit mix. Net interest margin increased 9 basis points on a linked-quarter basis to 2.77%; margin is up 52 basis points year-over-year. Incremental spread of greater than 4.50% on new business year-to-date2. Total fee income represented 31% of total revenue, driven by wealth management fee income of $16mm (up 3.3% on a linked-quarter basis). New wealth inflows totaled $193MM for the quarter; $537MM year-to-date. 2nd Quarter Performance Highlights Third consecutive quarter of positive operating leverage while absorbing a 31% increase in headcount (162 new employees). Our strategy is significantly above plan and pipelines remain robust. Over 700 new relationships totaling $1.3 billion in deposits and $464MM in loans to date. 383 new Treasury Management relationships onboarded year-to-date (62% driven by expansion teams). In line with our strategy and recent investments in support infrastructure, we added five production teams in Long Island (late Q2) that will enable additional positive operating leverage. Achieved record AUM/AUA of $12.3 billion at quarter-end. See page 23 for notes and important information. $0.45 Q2 Earnings Per Share 24% Net Interest Income Growth (annualized) Private Bank Strategy Financial Performance Balance Sheet Strength & Trajectory 1,650 newly funded accounts in the quarter totaling $282MM (35% noninterest-bearing) at a 1.88% weighted average cost. Noninterest-bearing deposits increased $53MM (18% annualized) in Q2, up 30% over the last twelve months. Loans grew $68MM (5% annualized) in the quarter (Residential, Multifamily, C&I). Balance sheet liquidity totaled 15% of total assets as of year-end3 with total available liquidity of $4.6B4.

Quarterly Financial Results Delivering Positive Operating Leverage and Strong NII Growth See page 23 for notes and important information. + 38% YoY + 32% YoY

Net Interest Income A Growing Core Deposit Base is Leading to Favorable Income & Margin Expansion Net interest income has grown in each of the last six quarters, driven by successful core deposit growth from both NJ and NY teams combined with rate cuts. NII increased $2.8MM (24% annualized) on a linked-quarter basis and $13.2MM (38%) year-over-year. Net interest margin increased by 9 basis points on a linked-quarter basis and 52 basis points on a year-over-year basis to 2.77%. Incremental spread of greater than 4.50% on new business year-to-date1. $35 $38 $42 $46 $48 38% YoY Net Interest Income Growth See page 23 for notes and important information.

Excellent Year-over-Year Earnings Trajectory 12-month Lookback on Earnings Performance See page 23 for notes and important information. + 38% YoY + 20% YoY + 32% YoY

Strong Private Banking Business Model Total Solutions Under Management 2.5 Year Compounded Annual Growth Rates: AUM/AUA = 9% Deposits = 8% Total Loans = 4%

Our Expansion has Added Significant Scale to our New York Presence 700+ Relationships $464MM Outstanding Loans Onboarding fully-banked core relationships. Average relationship size $1.9MM. Vast majority of clients utilize our Treasury Management platform. $464MM of outstanding loans plus an additional $118MM of commitments. Five new production teams hired late Q2 with strong pipelines. Currently staffing wealth management in New York. Expansion Teams Progress2 (NY-based bankers hired since early 2023) $1.3 Billion Total Deposits 35% Noninterest-bearing3 See page 23 for notes and important information.

Balance Sheet Transformation Consistent Growth of High-Quality Funding Base Noninterest-bearing deposits grew $53MM (4%) in Q2 and $125MM (11%) year-to-date. We successfully onboarded over 1,650 accounts totaling $282MM (35% noninterest-bearing) at a weighted average cost of 1.88% in Q2, off-setting seasonal tax outflows. Year-to-date, we have onboarded 3,500 accounts totaling $613MM (32% noninterest-bearing) at a weighted average cost of 1.91%. Prudently deploying liquidity into strong relationship-based lending opportunities. Conservative approach to liquidity management4. Total available liquidity2 of $4.6B represents 277% of uninsured/uncollateralized deposits. See page 23 for notes and important information.

Deposit Trends Consistent Growth at a Favorable Mix Total deposits increased $707MM (12%) over the last twelve months at a favorable mix. Noninterest-bearing deposits increased $53MM in Q2 and are up $287MM (30%) over the last twelve months. Significant core deposit growth continues to reduce reliance on borrowings and transform the deposit mix. 30% NIB Growth over LTM $5.7B $5.9B $6.1B $6.3B $6.4B

Wealth Management Delivering Consistently Strong Operating Performance AUM/AUA (in billions) Record Level $12.3B AUM/AUA 11% Revenue CAGR1 36% EBITDA Margin 2024 FY $4.3MM Average Relationship $537MM 2025 YTD New Business Inflows See page 23 for notes and important information. Revenue (millions) $33.2 $38.4 $40.9 $53.0 $54.7 $55.7 $61.5 $31.4 YTD 13% AUM/AUA CAGR1

Established Private Banking Business Model Considerable Scarcity Value & Implied Valuation Upside See page 23 for notes and important information.

Stable Fee Revenue Driven by Wealth Management See page 23 for notes and important information. $21 $22 $19 $19 $20 (in millions) 1

Diversified Lending Business Loan Mix as of 6/30/2025 Gross Loans1: $5.82 billion See page 23 for notes and important information. Diversified across 345+ NAICS Codes

Commercial & Industrial Banking Mature and Growing Core Competency See page 23 for notes and important information. (in billions) 10% Compound Annual Growth Rate1

Year-to-Date Lending Activity Strong Risk-Reward Profile See page 23 for notes and important information. $796 million of loan originations1 year-to-date resulted in net growth of $304MM. Originations carried strong credit metrics from both a collateral and borrower/guarantors' perspective. Leading with our core competency in commercial and industrial lending. Full relationship focus for our CRE/Multifamily portfolio. Incremental margin of greater than 4.50% on new business year-to-date1.

Fixed Rate Loan Repricing Favorable Net Interest Income Expansion Opportunity

Credit Metrics NY Rent Regulated Multifamily Continues to face Headwinds 30-89 Days Past Due / Gross Loans NPAs / Assets Multifamily 30-89 days past due totaled $12MM or < 1% of the total Multifamily portfolio Multifamily NPAs totaled $56MM or 3% of the total Multifamily portfolio (6 sponsors)

New York Rent Regulated Multifamily Portfolio Of 125 sponsors, 5 are currently in foreclosure. Low cost-basis for majority of properties motivates to meet cash flow shortfalls. We are actively engaged with sponsors; enhanced monitoring continues across the portfolio. New originations are focused on fully banked relationships; majority of new originations are well below portfolio average loan size. *Excludes 3 loans totaling $8.9 million.

Personal Banking Expansion into NYC with a Positive Track Record of Successfully Competing against Large Banks Growing New Jersey market share in a shrinking market, continuing to outperform peers NYC4 Deposit Market $2.8 trillion See page 23 for notes and important information. Key Statistics Natural Market Area1 within New York City MSA Branches in 3 of the top 15 wealthiest U.S. counties Flagship NYC location at 300 Park Avenue Opening a new location on Long Island $843MM Residential & Consumer loan portfolio2

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: 1) our ability to successfully grow our business and implement our strategic plan including our entry into New York City and Long Island, and our ability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the current or anticipated impact of military conflict, terrorism or other geopolitical events; 3) the impact of anticipated higher operating expenses in 2025 and beyond; 4) our ability to successfully integrate wealth management firm and team acquisitions; 5) our ability to manage our growth; 6) a decline in the economy, in particular in our New Jersey and New York market areas, including potential recessionary conditions; 7) declines in our net interest margin caused by the interest rate environment (including the shape of the yield curve) and our highly competitive market; 8) declines in the value in our investment portfolio; 9) higher than expected increases in our allowance for credit losses; 10) higher than expected increases in credit losses or in the level of nonperforming, classified or criticized loans or charge-offs; 11) changes in interest rates and the effects of inflation; 12) a decline in real estate values within our market areas; 13) legislative and regulatory actions; 14) changes in monetary policy by the Federal Reserve Board; 15) changes to tax or accounting matters; 16) successful cyberattacks against our IT infrastructure and that of our IT providers; 17) higher than expected FDIC insurance premiums; 18) adverse weather conditions; 19) a reduction in our lower-cost funding sources; 20) changes in liquidity, including the size and composition of our deposit portfolio and the percentage of uninsured deposits in the portfolio; 21) our ability to adapt to technological changes; 22) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 23) the imposition of tariffs or other domestic or international governmental policies and potential retaliatory responses; 24) our ability to retain key employees; 25) demands for loans and deposits in our market areas; 26) adverse changes in securities markets; 27) changes in New York City rent regulation law; and 28) other unexpected material adverse changes in our operations or earnings. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.   Statement Regarding Forward-Looking Information

Appendix

Notes

2nd Quarter Performance Highlights slide

1) Operating Leverage is defined as the percentage change in total revenue less the percentage change in operating expense.
2) Incremental spread is defined as the weighted average loan coupon of loans originated in the period less the average cost of newly funded deposit accounts for the same period.
3) Cash + Cash Equivalents + AFS Securities / Total Assets.
4) Cash + Cash Equivalents + AFS Securities + Remaining Borrowing Capacity, Letters of Credit, and Pledged AFS securities.

Quarterly Financial Results & Excellent Year-over-Year Trajectory slides

1) Capital Markets consists of Mortgage Banking, SBA Lending, Corporate Advisory and Back-to-Back Swap fee income.

Net Interest Income

1) Incremental spread is defined as the weighted average loan coupon of loans originated in the period less the average cost of newly funded deposit accounts for the same period.

Our Expansion has Added Significant Scale to our New York Presence slide

1) New York Solutions Under Management pie chart includes loans, deposits, and wealth by geographic location of the client.
2) Expansion teams progress is defined as production by recently hired producers, not necessarily customers geographically located in New York.
3) Noninterest-bearing deposits on this slide are defined as all deposits that paid 0% interest, including reciprocal insured cash sweeps.

Balance Sheet Transformation slide

1) Core relationship deposits defined as deposit relationships that are not custodial, brokered, or listing service.
2) Cash + Cash Equivalents + AFS Securities + Remaining Borrowing Capacity, Letters of Credit, and Pledged AFS Securities.
3) (Cash + Cash Equivalents + AFS Securities) / Total Assets.
4) Majority of the loan and securities portfolios are pledged to either the FHLBNY or FRB.

Wealth Management slide

1) Compound annual growth rate calculated from December 31, 2018 through December 31, 2024.

Established Private Banking Business Model slide

1) Fiduciary revenue: Last Twelve Months (Gross income from services rendered by the institutions trust department or by any of its consolidated subsidiaries acting in any fiduciary capacity).
2) Total revenue: Last Twelve Months (Total Revenue = Net Interest Income (Pre-Provision) + Total Noninterest Income).
3) Although INTRUST Financial Corp. is privately owned, pricing information was discoverable via S&P Capital IQ.

Stable Fee Revenue slide

1) Capital Markets income consists of Corporate Advisory, Mortgage Banking, SBA Lending, and Back-to-Back Swap fee income.

Diversified Lending Business slide

1) Gross loans include loans held for sale.

Commercial & Industrial Banking slide

1) Compound annual growth rate calculated from December 31, 2018 through June 30, 2025.

Year-to-Date Lending Activity slide

1) Origination volumes include funded loans and unfunded commitments.
2) Average FICO, weighted average loan-to-value (LTV), weighted average debt service coverage ratio (DSCR), and weighted average net worth are calculated where available. Due to data availability restrictions, the C&I weighted average DSCR excludes $27MM or 6% of the $471MM in originations and the Consumer weighted average FICO excludes $37MM or 38% of the $97MM in originations. The CRE weighted average LTV excludes a $500,000 credit line.

Personal Banking slide

1) Natural Market Area defined within boundaries in map as geography within 5 miles of all NJ branch locations.
2) Loans as of 6/30/2025.
3) Provident Financial Services Inc. acquired Lakeland Bancorp Inc. between the referenced time periods. 2023 deposits reflect the combination of the two entities pre-merger.
4) NYC Deposit Market defined as New York County. Total market share defined utilizing S&P Capital IQ Pro "As Reported" FDIC data as of 6/30/2024.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

peapackprivate.com

23

Balance Sheet & AUM/AUA Summary

Asset Quality 1)            Amounts reflect modifications that are paying according to modified terms. 2)            Excludes modifications included in nonaccrual loans of $38.1 million at June 30, 2025, $3.6 million at December 31, 2024, and $3.2 million at June 30, 2024. 3)            Excludes a provision of $9,000 at June 30, 2025, a credit of $15,000 at December 31, 2024, and a provision of $10,000 at June 30, 2024 related to off-balance sheet commitments. 4)            Total ACL less reserves to loans individually evaluated equals collectively evaluated ACL.

Capital Summary 1) Tangible equity and tangible assets are calculated by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. Tangible equity as a percentage of tangible assets at period end is calculated by dividing tangible equity by tangible assets at period end. See Non-GAAP financial measures reconciliation table. 2) Tangible book value per share excludes intangible assets. Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding.  See Non-GAAP financial measures reconciliation table. 3) Excludes other comprehensive loss of $55.6 million for the quarter ended June 30, 2025, $66.4 million for the quarter ended December 31, 2024, and $68.3 million for the quarter ended June 30, 2024.  See Non-GAAP financial measures reconciliation included in these tables.

Quarterly Income Statement Summary 1) Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income. See Non-GAAP financial measures reconciliation table.

Quarterly Non-GAAP Financial Measures Reconciliation We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies.

500 Hills Drive, Suite 300 P.O. Box 700 Bedminster, New Jersey 07921 (908) 234-0700 peapackprivate.com Douglas L. Kennedy President & Chief Executive Officer (908) 719-6554 dkennedy@peapackprivate.com Frank A. Cavallaro Senior EVP & Chief Financial Officer (908) 306-8933 fcavallaro@peapackprivate.com CONTACTS CORPORATE HEADQUARTERS 29 John P. Babcock Senior EVP & President of Peapack Private Wealth Management (908) 719-3301 jbabcock@peapackprivate.com Matthew P. Remo SVP | Managing Principal – Treasurer & Head of Corporate Finance (908) 872-9899 mremo@peapackprivate.com